                                                                   EXHIBIT 10(n)



                            AIRCRAFT LEASE AMENDMENT

     THIS AIRCRAFT LEASE AMENDMENT (the "Amendment") is made effective as of
     -----------------------------
this 31st day of January, 1996 by and between AEROUSA, Inc., a company incorporated under the laws of the State of Connecticut whose chief executive office is at Lee Farm Corporate Park, 83 Wooster Heights Road, Danbury, Connecticut 06810, U.S.A. (the "Lessor"), and HAWAIIAN AIRLINES, INC. a company incorporated under the laws of the Territory of Hawaii and existing under the laws of the State of Hawaii and having its principal place of business at 3375 Koapaka Street, Suite G350, Honolulu, Hawaii 96819 (the "Lessee").

                             W I T N E S S E T H :

     WHEREAS, by an Aircraft Lease Agreement dated as of 31 March ,1992 and recorded by the Federal Aviation Administration ("FAA") on July 6, 1992 and assigned conveyance number N99495, as amended by Aircraft Lease Amendment Agreement dated as of 10 November, 1992 recorded by the FAA on April 29, 1993 and assigned by (i) that certain Aircraft Lease Extension Agreement dated as of 15 September, 1992 (the "First Amendment"), (ii) that certain letter agreement between Lessor, GPA Group plc and Lessee dated November 10, 12992 (the "Second Letter Agreement"), (iv) that certain letter agreement among Lessor, GPA Group plc and Lessee, dated October 30, 1992, (v) that certain Aircraft Lease Amendment Agreement dated as of 10 November, 1992 (the "Second Amendment") (as so amended, the "Lease"), Lessor has leased to Lessee and Lessee has taken on lease from Lessor a McDonnell Douglas DC9-51 aircraft bearing manufacturer's serial number 47784 and Federal Aviation Administration registration number N603DC on the terms and conditions thereon;

     WHEREAS, the Third Amendment, with the First Amendment, the First Letter Agreement, the Second Letter Agreement and the Second Amendment attached, was recorded by the FAA as a single instrument on _______ and assigned conveyance number _______; and

     WHEREAS, Lessor and Lessee have agreed to amend the Lease in the manner hereinafter described.

     NOW, THEREFORE, in consideration of the premises, the mutual covenants herein set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lessor and Lessee hereby agree as follows:

1.   INTERPRETATION
     --------------

1.1 All terms used herein shall have the same meanings as in the Lease (unless defined herein) and the Lease shall be deemed amended to the extent herein provided and as so amended shall remain in full force and effect.

2.   MODIFICATIONS
     -------------

2.1 Schedule 7 (Rent) to the Lease shall be deleted in its entirety and replaced by the following Schedule 7 (Rent)"

          (a) This Schedule 7 (Rent) is subject, in its entirety, to that certain Global Settlement Agreement and Adequate Protection Stipulation (GPA) approved by the Bankruptcy Court in In re Hawaiian
                                                                --------------
          Airlines, Inc., Case No. 93-01072 (Bankr. Haw.).
          --------------

          (b) Commencing on August 1, 1995 and continuing thereafter through March 31, 1996, the Rent shall be $65,000 per month, payable in advance on Tuesday of each calendar week in installments of $15,000.

          (c) Commencing April 1, 1996 and continuing thereafter through the remainder of the Term, the Rent all be $68,000 per month, payable in advance on Tuesday of each calendar week in installments of $15,692.

          (d) If Lessee provides to any lessor under any lease of DC-9 aircraft that existed on August 23, 1994 (a "Comparable Lease") a higher rental (other than a higher rental resulting from a rental reset provision similar to that set forth in the Third Amendment) for the use of such DC-9 aircraft after March 1, 1996 and prior to the expiration of the term of such Comparable Lease (excluding any renewal periods), then Lessor shall be entitled to such higher rental under the Lease from and after the effective date of such higher rental under such Comparable Lease.

3.   MISCELLANEOUS
     -------------

3.1 This Amendment in all respect is governed by the Governing Law and the provisions of Clause 16:12 (b)-(e) inclusive of the Lease Agreement are hereby incorporated by referenced into this Amendment as if the same were set out in full in this Amendment.

3.2 The amendment to the Lease set forth above are limited precisely as written and, as so amended, the Lease is ratified and confirmed and the terms and conditions thereof shall remain in full force and effect as the legal, valid and binding rights and obligations of the parties. The Lease, this Amendment and the Global Settlement Agreement embody the entire agreement between the parties relating to the subject matter hereof and thereof, and such agreements terminate and supersede all prior or contemporaneous agreements, discussions, undertakings and understandings, whether written or oral, express or implied, between the parties hereto and thereto concerning the subject matter hereof or thereof.

3.3 References in the Lease Agreement to "this Agreement" shall be construed as references to the Lease Agreement as amended hereby.

3.4 This Amendment may be executed in any number of counterparts each of which, when taken together, shall constitute one and the same agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed, all as of the day and year first above written.

                              AEROUSA, INC.
                              LESSOR


                              By:   /s/ G. M. Gabler
                                    ----------------
                              Its: President
                                   ---------

                              HAWAIIAN AIRLINES, INC.
                              LESSEE

                              By:   /s/ Bruce R. Nobles
                                    -------------------
                              Its: Chairman, President and
                                   -----------------------
                                   Chief Executive Officer
                                   -----------------------

                              By:   /s/ Rae A. Capps
                                    ----------------
                              Its: Vice President, General Counsel
                                   --------------------------------
                                   and Corporate Secretary
                                   -----------------------



NA960670.177/1+

                                       3